Exhibit 10.1
THE FILM DEPARTMENT HOLDINGS, INC.
EQUITY INCENTIVE PLAN
     1. PURPOSES OF THE PLAN. The purpose of The Film Department Holdings, Inc. Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Officers, Directors and Consultants and to promote the success of the Company’s business. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Awards.
     2. DEFINITIONS. As used herein, the following definitions shall apply:
          2.1 Acquisition means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.
          2.2 Administrator means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4.
          2.3 Applicable Law means the requirements relating to the issuance and administration of equity and stock option plans under the state corporate laws and federal and state securities laws of the United States of America, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
          2.4 Award means an award of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights or a Performance Award granted to a Service Provider under this Plan.
          2.5 Award Agreement means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award. The Award Agreement shall be subject to the terms and conditions of the Plan.
          2.6 Board means the Board of Directors of the Company.
          2.7 Cause shall have the meaning ascribed to it in any written employment or service agreement between the Company (or a Parent or Subsidiary) and the Service Provider. If not otherwise defined “Cause” shall mean (a) a failure by the Service Provider to perform his/her duties or to comply with any material provision of his/her employment or service agreement with the Company, where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or a Parent or Subsidiary) specifying in

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reasonable detail the nature of the failure, (b) a breach of the Service Provider’s fiduciary duty to the Company (or a Parent or Subsidiary) by reason of receipt of personal profits, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider affecting the Company (or a Parent or Subsidiary).
          2.8 Code means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section and any regulations or authorities promulgated thereunder.
          2.9 Committee means a committee appointed by the Board in accordance with Section 4.
          2.10 Common Stock means the Common Stock of the Company, par value $                     per share.
          2.11 Company means The Film Department Holdings, Inc., a Delaware corporation.
          2.12 Consultant means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary of the Company to render such services.
          2.13 Director means a member of the Board.
          2.14 Employee means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company (or any Subsidiary). An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.
          2.15 Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section and any regulations or authorities promulgated thereunder.
          2.16 Fair Market Value of a Share means, as of any date, the fair market value determined consistent with the requirements of Sections 422 and 409A of the Code, as follows:
               (a) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time

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of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or
               (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Laws.
          2.17 Holder means a person who has been granted an Award or who becomes the holder of an Award or who holds Shares acquired pursuant to the exercise of an Award.
          2.18 Incentive Stock Option means an Option (or portion thereof) which qualifies as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.
          2.19 Independent Director means a Director who is not an Employee of the Company.
          2.20 Non-Qualified Stock Option means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          2.21 Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
          2.22 Option means a stock option granted pursuant to the Plan.
          2.23 Option Agreement means the written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Option. The Option Agreement shall be subject to the terms and conditions of the Plan.
          2.24 Parent means any corporation, other than the Company, whether now or hereafter existing, in an unbroken chain of corporations or other entities ending with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain.
          2.25 Performance Award means Shares or cash compensation to be granted or paid in the future upon completion of specified performance criteria in accordance with Section 9.
          2.26 Plan means The Film Department Holdings, Inc. Equity Incentive Plan.

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          2.27 Restricted Stock means Shares acquired pursuant to a grant of Restricted Stock under Section 9 or pursuant to the exercise of an unvested Option in accordance with Section 8.8.
          2.28 Rule 16b-3 means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
          2.29 Section 16(b) means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.
          2.30 Securities Act means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.
          2.31 Service Provider means an Employee, Director or Consultant.
          2.32 Share means a share of Common Stock, as adjusted in accordance with Section 10.
          2.33 Stock Appreciation Right means a stock appreciation right granted in accordance with Section 9.
          2.34 Subsidiary means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10, the shares of stock subject to Award grants shall be shares of the Company’s Common Stock. The maximum aggregate number of Shares which may be issued pursuant to Awards under the Plan shall be [___]. If an Award expires, is canceled, becomes unexercisable or is forfeited, without having been exercised or vested in full, the unpurchased or unvested Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or receipt of an Award, in payment of the exercise price thereof or tax withholding thereon, may again be awarded hereunder. If Shares issued pursuant to Awards are repurchased by the Company at their original purchase price, such Shares shall become available for future Awards under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be subject to future Award if such action would cause an outstanding Incentive Stock Option to fail to qualify as an incentive stock option under Code Section 422.

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     4. ADMINISTRATION OF THE PLAN.
          4.1 Administrator. The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its discretion in accordance with Applicable Law. To comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.
          4.2 Powers of the Administrator. Subject to the express provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have plenary authority to the maximum extent permissible by Applicable Law, in its sole discretion:
               (a) to determine the Fair Market Value of a Share;
               (b) to select the Service Providers to whom Awards may from time to time be granted hereunder and the time of such Awards;
               (c) to determine the number of Shares to be covered by each such Award granted hereunder;
               (d) to approve forms of Award Agreements for use under the Plan;
               (e) to determine the terms and conditions of any Awards granted hereunder (such terms and conditions include the exercise price, the time or times when Awards may vest or be exercised (which may be based on, among other things, the passage of time, specific events or performance criteria), any acceleration (if permissible under Section 409A of the Code) of such vesting or exercise date or imposition or waiver of forfeiture restrictions, and any restriction or limitation regarding any Shares received upon grant or exercise of an Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine);
               (f) to determine whether to offer to repurchase, replace or reprice a previously granted Award and to determine the terms and conditions of such offer (including whether any purchase price is to be paid in cash or Shares);
               (g) to determine whether and under what conditions options granted under another option plan of the Company, a Subsidiary or an entity which is acquired by or merged into the Company or Subsidiary may be converted into Options on Company Shares granted under and subject to the terms of this Plan;
               (h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

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               (i) to determine the amount and timing of withholding tax obligations and to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued pursuant to any Award the number of Shares having a Fair Market Value equal to the minimum amount, determined by the Administrator in its sole discretion, required to be withheld based on the statutory withholding rates for federal, state and local tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax is required to be withheld. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
               (j) to exercise its sole discretion in a manner such that Awards which are granted to individuals who are foreign nationals or are employed outside the United States may contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Service Providers and which are designed to provide the Service Providers with benefits which are consistent with the Company’s objectives in establishing the Plan;
               (k) to amend the Plan or any Award granted under the Plan as provided in Section 10; and
               (l) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.
          4.3 Compliance with Code Section 409A. Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue an Award under the Plan under terms and conditions which would cause such Award to be considered nonqualified “deferred compensation” subject to the provisions of Code Section 409A, without complying with all requirements thereof. Accordingly, by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock and Performance Awards shall be issued and reported as income to the Holder no later than two and one half (2 1/2) months after the end of the calendar year in which the right to such Shares becomes vested. Notwithstanding anything herein to the contrary, no Award Agreement under this Plan shall provide for any deferral feature with respect to an Award constituting a deferral of compensation under Section 409A of the Code, without complying with all requirements thereof. It is the intent of the Company that the provisions of this Plan and any Award Agreement be interpreted to be exempt from or comply in all respects with Code Section 409A, however, the Company shall have no liability to any Service Participant, Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any Award.
          4.4 Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.
          4.5 Liability of Administrator. No member of the Board, Committee or acting Administrator shall be liable for anything whatsoever in connection with the administration of

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the Plan except such member’s own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Company’s officers, Company’s accountants, Company’s legal counsel and any other party the Administrator determines it is necessary to consult for proper administration of the Plan, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.
     5. ELIGIBILITY.
          5.1 Eligible Persons. Awards may be granted to all Service Providers, provided, however, that Incentive Stock Options may be granted only to Employees.
          5.2 Administrative Discretion. If otherwise eligible, a Service Provider who has been granted an Award may be granted additional Awards. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of Applicable Law, the Administrator shall be under no obligation or duty to treat similarly situated Service Providers or Holders in the same manner, and any action taken by the Administrator with respect to one Service Provider or Holder shall in no way obligate the Administrator to take the same or similar action with respect to any other Service Provider or Holder.
          5.3 Section 162(m) Limitation. No Service Provider shall be granted, in any calendar year, Options or Stock Appreciation Rights covering more than [___] Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 10. For purposes of this Section, if an Option is canceled, forfeited or materially modified in the same calendar year it was granted (other than in connection with a transaction described in Section 10), the canceled or modified Option shall be counted against the limit set forth in this Section. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.
     6. GRANT OF OPTIONS.
          6.1 Grant of Options. The Committee may grant Options to such Service Providers, for such number of shares, and subject to such terms and conditions as the Administrator may determine in its sole discretion. Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this subsection (a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant of each Option.

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          6.2 Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.
          6.3 No Shareholder Rights. The Holder of an Option shall have no dividend rights or other rights of a stockholder with respect to Shares covered by such Option until the Holder exercises the Option and the Shares are issued to the Holder. If the Holder uses Shares to exercise an Option, the Holder will continue to be treated as owning such Shares until new Shares are issued under the exercised Option.
     7. OPTION EXERCISE PRICE AND CONSIDERATION.
          7.1 Exercise Price. Except as provided in Section 10, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (not less than par value), under the following conditions:
               (a) the per Share exercise price for any Incentive Stock Option or Non-Qualified Stock Option granted under that Plan shall be no less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; and
               (b) if at the time of grant of an Option, the Service Provider owns (or is treated as owning under Applicable Law) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, an Incentive Stock Option (or to the extent required by state law, a Non-Qualified Stock Option) granted to such Service Provider shall bear an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
Notwithstanding the foregoing, pursuant to Section 10, Options may be granted with, or converted at, a per Share exercise price other than as required above pursuant to an Acquisition or other corporate transaction if consistent with the requirements of Applicable Law.
          7.2 Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) to the extent consistent with Applicable Law, a full recourse promissory note bearing interest (at a rate not less than the applicable federal rate under Code Section 1274(d)) and payable upon such terms as may be prescribed by the Administrator, (4) other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise

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equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind, (7) to the extent consistent with Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) any combination of the foregoing methods of payment.
     8. EXERCISE OF OPTION.
          8.1 Vesting; Fractional Exercises. Except as provided in Section 10, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise specified in the Award Agreement, or to the extent required by state law, Options granted under the Plan shall vest at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to continued service. No Option may be exercised for a fraction of a Share.
          8.2 Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or her office:
               (a) A written or electronic notice complying with the applicable rules established by the Administrator stating that such Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;
               (b) Such representations and documents as the Administrator deems necessary or advisable to effect compliance with Applicable Law. The Administrator may also take whatever additional actions it deems appropriate to effect such compliance, including placing legends on Share certificates and issuing stop transfer notices to agents and registrars;
               (c) Upon the exercise of all or a portion of an unvested Option pursuant to Section 8.8, a Restricted Stock Award Agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and
               (d) In the event that the Option shall be exercised pursuant to Section 8.6 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.
          8.3 Conditions to Delivery of Share Certificates. The Companies obligation to deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof shall be subject to fulfillment of all of the following conditions:
               (a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

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               (b) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;
               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;
               (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and
               (e) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax determined by the Administrator, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 7.2. The Company may withhold such amounts in the sole discretion of the Administrator.
          8.4 Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Service Provider’s disability or death or termination for Cause, unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of three (3) months following such cessation or the remaining term of the Option. If, on the date of termination, the Holder is not vested as to the entire Option, unless otherwise provided in the Option Agreement, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the applicable time period, the Option shall terminate. If the Holder is terminated for Cause, the Option shall terminate upon such termination for Cause. Notwithstanding the forgoing, the Award Agreement may provide that n the event a Holder ceases to be a Service Provider by reason of a termination without Cause by the Company or resignation for “Good Reason” (as such term is defined in an employment or service contract between the Company and the Holder and if no definition is applicable this Section shall not be applicable), unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following the Holder’s termination or the remaining term of the Option. In the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.
          8.5 Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Service Provider’s disability, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following such cessation or the remaining term of the Option. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive

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Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for federal income tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.
          8.6 Death of Holder. If a Service Provider dies while a Service Provider, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following the Service Provider’s death or the remaining term of the Option. If, at the time of death, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.
          8.7 Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6.2 or (ii) the expiration of a period of three (3) months (after the termination of the Holder’s Status as a Service Provider) during which the exercise of the Option would no longer be in violation of such registration requirements.
          8.8 Early Exercisability. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; provided however, that Shares acquired upon exercise of an Option which has not fully vested shall be subject to the same forfeiture, transfer or other restrictions as determined by the Administrator and set forth in the Option Agreement.
          8.9 Buyout Provisions. Subject to compliance with Applicable Law, the Administrator may at any time offer to repurchase for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.
     9. EQUITY BASED AWARDS OTHER THAN OPTIONS .
          9.1 Restricted Stock Awards.
               9.1.1 Restricted Stock Grant. The Administrator may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion, including restrictions on transferability, which restrictions may lapse separately or in combination at such times, under such

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circumstances, in such installments, or otherwise. Unless otherwise specified in the Award Agreement or to the extent required by Applicable Law, restrictions on transferability with respect to a Restricted Stock granted under the Plan to a Service Provider shall lapse at a rate of at least twenty percent (20%) per year over a period of five (5) years.
               9.1.2 Award Agreement. Restricted Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Service Provider awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.
               9.1.3 Restricted Stock Purchase. The Administrator may require a Service Provider to pay a purchase price to receive Restricted Stock at the time the Award is granted, in which case the purchase price and the form and timing of payment shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.
               9.1.4 Withholding. The Administrator may require a Service Provider to pay or otherwise provide for any applicable withholding tax determined by the Administrator to be due at the time restrictions laps or, in the event of an election under Section 83(b), at the time of the Award.
               9.1.5 No Deferral Provisions. Notwithstanding any other provision of the Plan, a Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.
               9.1.6 Rights as a Shareholder. The Holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.
          9.2 Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the Award to be considered nonqualified deferred compensation subject to the provisions of Section 409A of the Code. The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
               9.2.1 Stand-Alone SARs. Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess, if any, of (i) the aggregate Fair Market Value on the redemption date of the Shares underlying the

The Film Department Holdings, Inc. Equity Incentive Plan
redeemed right over (ii) the aggregate base price of such underlying Shares at the time of grant. The distribution shall be in cash or Shares as specified in the Award Agreement.. The number of Shares underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.
               9.2.2 Stapled SARs. Stapled SARs shall only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a Holder the right to elect among (i) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or Shares as specified in the Award Agreement. The base price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event, may the base price be less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.
               9.2.3 No Shareholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Shares underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 11.
          9.3 Performance Awards.
               9.3.1 Performance Awards. The Administrator may make Performance Awards entitling recipients to acquire Shares of Common Stock or receive cash payments based on the value of Shares of Common Stock upon the attainment of specified substantial performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator, in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to a Performance Award.
               9.3.2 Award Agreement. Performance Awards shall be granted under an Award Agreement referring to the terms, conditions, and restrictions applicable to the vesting of

The Film Department Holdings, Inc. Equity Incentive Plan
such Performance Award and specifying the time and date that stock certificates or cash shall be issued which shall no later than two and one-half months (2 1/2 months) after the end of the later of the calendar year or the Company’s fiscal year in which the Holder’s right to such payment vests (i.e., is not subject to a “substantial risk of forfeiture” for purposes of Code Section 409A), unless the terms of the Award specify alternative payments dates which comply in all respects with Code Section 409A.
               9.3.3 No Deferral Provisions. Performance Awards shall not include any deferral of payment or issuance of stock and/or of compensation recognition after vesting which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code, unless the terms of the Award specify alternative payments dates which comply in all respects with Code Section 409A. The Administrator may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Award.
               9.3.4 No Shareholder or Secured Rights. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Award. A Holder receiving a Performance Award shall have no rights of a stockholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan. Prior to receipt of the Shares underlying such Award, a Performance Award shall represent no more than an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award. Prior to vesting and issuance of the Shares, the Holder shall have no greater claim to the Common Stock underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 11.
     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.
          10.1 Corporate Transaction or Capitalization Event. In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:
               (a) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of Shares which

The Film Department Holdings, Inc. Equity Incentive Plan
may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5.3);
               (b) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and
               (c) the grant, exercise price or base price with respect to any Award.
          10.2 Administrative Discretion. In the event of any transaction or event described in Section 10.1, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:
               (a) To provide for either the purchase of any such Award or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;
               (b) To provide that such Award shall be exercisable or vested as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
               (c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
               (d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; or
               (e) To provide that immediately upon the consummation of such event, such Award shall terminate; provided, that for a specified period of time prior to such event, such Award shall be fully vested and exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.
               (f) Subject to limitations set forth in the Plan, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate.

The Film Department Holdings, Inc. Equity Incentive Plan
               (g) Notwithstanding the terms of subsection (b) above, if the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Award outstanding under the Plan for the acquiring entity’s stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume an Award or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition, and (ii) all Awards outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.
               (h) The existence of the Plan, any Award or Award Agreement hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     11. NON-TRANSFERABILITY OF AWARDS. No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed of or encumbered in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the Service Provider, only by the Service Provider.
     12. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Plan shall confer upon any Service Provider any right with respect to continuation of employment by or consultancy to the Company, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s employment or consultancy at any time, with or without cause and with or without prior notice.
     13. TERM OF PLAN. The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15. No Award may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders.
     14. TIME OF GRANTING OF AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination

The Film Department Holdings, Inc. Equity Incentive Plan
shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.
     15. AMENDMENT AND TERMINATION OF THE PLAN.
          15.1 Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 10, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 13.
          15.2 Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
          15.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any Award Agreement. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
     16. SHAREHOLDER APPROVAL. The Plan shall be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.
     17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     18. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     19. GOVERNING LAW. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of [specify state] without regard to otherwise governing principles of conflicts of law.
* * * * * * *

The Film Department Holdings, Inc. Equity Incentive Plan
     I hereby certify that the Plan was duly adopted by the Board of Directors of the Company on                     ,           .
     Executed at                                          ,                      on this            day of                     ,           .

By:

Name:

Title:

* * * * * * *
     I hereby certify that the foregoing Plan was approved by the shareholders of the Company on                     ,           .
     Executed at                                          ,                      on this ___day of                     ,           .

The Film Department Holdings, Inc. Equity Incentive Plan
SAMPLE
EQUITY INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AGREEMENT
     The Film Department Holdings, Inc. (the “Company”), pursuant to its Equity Incentive Plan (the “Plan”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.
I. NOTICE OF STOCK OPTION GRANT

Optionee:	[ ]

Type of Option	Non-Qualified or Incentive Stock Option

Date of Stock Option Agreement:	[ ]

Date of Grant:	[ ]

Vesting Date or Schedule:	[ ]

Exercise Price per Share:	$[not less than 100% of the Fair Market Value as of the Date of Grant]

Total Number of Shares Granted:	[ ]

Total Exercise Price:	$[Exercise Price per Share times Total Number of Shares Granted]

Term/Expiration Date:	[No later than tenth anniversary of the Date of Grant]
II. OPTION AGREEMENT
     1. Grant of Option. The Company hereby grants to you an Option to purchase the Common Stock (the “Shares”) set forth in Section I above, at the exercise price per share set forth in Section I above (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.
     2. Vesting. Subject to the limitations contained herein, your Option will vest as provided in your Grant Notice in Section I above, provided that vesting will cease upon your ceasing to be a Service Provider for any reason.
     3. Number of Shares And Exercise Price. The number of shares of Common Stock subject to your Option and/or your Exercise Price per share referenced in your Grant Notice in Section I above may be adjusted from time to time for various adjustments in the Company’s equity capital structure, as provided in the Plan.

The Film Department Holdings, Inc. Equity Incentive Plan
     4. Method of Payment. Payment of the Exercise Price shall be by any of the methods of payment provided for under the Plan.
     5. Whole Shares. You may exercise your Option only for whole shares of Common Stock.
     6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your Option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your Option must also comply with other Applicable Laws governing your Option, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with Applicable Laws.
     7. Term. You may not exercise your Option before the commencement of its term on the Date of Grant or after its term expires. Subject to the provisions of the Plan and this Stock Option Agreement, you may exercise all or any part of the vested portion of the Option at any time prior to the earliest to occur of:
          (a) the date on which you cease to be a Service Provider as a result of your termination for “Cause”; provided, that for purposes of this Stock Option Agreement “Cause” shall have the meaning ascribed to it in any written employment agreement between you and the Company, or any Subsidiary, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall have the definition give to such term under the Plan;
          (b) three (3) months after the termination of your service for any reason other than your death, disability, or termination for Cause;
          (c) twelve (12) months after the termination of your service due to your death, disability, [or involuntary termination without Cause];
          (d) the Option Expiration Date specified in the Grant Notice.
Notwithstanding the foregoing, if the exercise of your Option within the applicable time periods set forth in this Section is prevented for any reason, your Option shall not expire before the date that is thirty (30) days after the date that you are notified by the Company that the Option is again exercisable, but in any event no later than the Expiration Date indicated in your Grant Notice.
     8. Exercise Procedures. Subject to the other relevant terms and conditions of the Plan and this Stock Option Agreement, you may exercise the vested portion of your Option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then reasonably require. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation

The Film Department Holdings, Inc. Equity Incentive Plan
of the Company arising by reason of (1) the exercise of your Option, or (2) other applicable events.
     9. Limitations on Transfer of Options. Your Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your Option.
     10. Option Not an Employment Contract. Your Option is not an employment or service contract, and nothing in your Option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Parent or Subsidiary in any capacity.
     11. Notices. Any notices provided for in your Option or the Plan shall be given in writing and shall be deemed given and effective upon the occurrence of (a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient’s address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.
     12. Option Subject Plan Document. Your Option is subject to all of the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan, to the extent not inconsistent with the terms of this Stock Option Agreement according to the standard set forth in the second paragraph of this Stock Option Agreement.
     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

COMPANY

By:

Name:

Title:

     Optionee acknowledges and agrees that the vesting of Shares pursuant to this Option Agreement is earned only by continuing service with the Company [and/or other specified performance measures] (not through the act of being hired, being granted or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in the Agreement, not in the Plan shall confer upon the Optionee any right to continue in the service of the Company, nor shall it interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s service at any time, with or without Cause.

The Film Department Holdings, Inc. Equity Incentive Plan
     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
OPTIONEE

Residence Address:

The Film Department Holdings, Inc. Equity Incentive Plan
SAMPLE
NOTICE OF EXERCISE

The Film Department Holdings, Inc.	Date of Exercise:
Ladies and Gentlemen:
     This constitutes notice under my stock Option that I elect to purchase the number of Shares for the price set forth below.

Type of Option:	Non-Qualified

Stock Option dated:

Number of Shares as to which Option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$
     By this exercise, I agree (i) to execute or provide such additional documents as The Film Department Holdings, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s Equity Incentive Plan (the “Plan”), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option.

Very truly yours,

Option Holder

The Film Department Holdings, Inc. Equity Incentive Plan
SAMPLE
EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     This Restricted Stock Award Agreement (“Agreement”) is made and entered into as of                      by and between The Film Department Holdings, Inc. (the “Company”) and                                          (“Service Provider”). Unless otherwise specified herein, all capitalized terms in this Agreement shall have the same meaning ascribed to them under the Company’s Equity Incentive Plan (“Plan”).
     WHEREAS, the Company has authorized the issuance of shares of the Company’s Common Stock to Service Provider, subject to the terms and conditions of this Agreement.
     NOW, THEREFORE, in consideration of the promises and the undertakings of the parties hereto contained in this Agreement, it is hereby agreed as follows:
     1. The Company hereby issues to Service Provider                     Shares on the terms and conditions as set forth in this Agreement and the Plan.
     2. As consideration for the issuance of the Shares, the Service Provider agrees to remain in the service of the Company, on a full time basis, for period of                      years immediately following the date of this Agreement (the “Vesting Period”) and, during such period, to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Notwithstanding anything to the contrary contained in this Agreement, nothing in the Plan or this Agreement shall confer upon Service Provider any right to continue in the service of the Company or any Parent or Subsidiary, or shall interfere or restrict in any way the rights of the Company, Parent or Subsidiary, which rights are hereby expressly reserved, to discharge the Service Provider at any time for any reason whatsoever, with or without good cause. [This section should also specify any performance measures that may be applicable.]
     3. The certificate representing the shares shall be held by the Company in escrow (“Escrow”) upon the following terms and conditions:
          (a) Provided that Service Provider complies with the requirements of Paragraph 2 above during the entire Vesting Period, the Shares shall become fully vested at that time and the certificate representing the shares shall be released to Employee at the end of the Vesting Period.
          (b) Subject to the remaining terms and conditions of this Paragraph 3, in the event that the Service Provider does not comply with the requirements of Paragraph 2 above, the Service Provider shall not be entitled to receive any of the Shares, the certificate shall be cancelled, the Shares shall be retired by the Company and Service Provider shall have no further rights under this Agreement.
          (c) In the event that during the Vesting Period, the Service Provider’s service relationship with the Company is terminated as a result of death, disability or by the Company

The Film Department Holdings, Inc. Equity Incentive Plan
without Cause, the Company shall release from the Escrow an amount of Shares in proportion to the amount of time that Service Provider provided full time service during the Escrow Term. For example, if Service Provider was employed for one year during the Escrow Term [and applicable performance measures were met], then Service Provider shall receive one-fourth of the Shares held in the Escrow. The remaining Shares held in the Escrow shall be retired by the Company. For purposes of this Agreement “Cause” shall have the meaning ascribed to it in any written employment agreement between you and the Company, or any Parent or Subsidiary, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall have the definition provided under the Plan.
          (d) During the Escrow Term, in the event that the Company issues a cash dividend to its stockholders, the Service Provider shall be entitled to receive such cash dividends as it relates to the Shares held in the Escrow on the record date for such cash dividends.
          (e) During the Escrow Term, the Service Provider shall have the right to vote those Shares that are held in the Escrow.
          (f) If, during the Escrow Term, the Company’s common stock is changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of Shares, the Administrator shall make an appropriate and equitable adjustment in the number of the Shares then held in the Escrow as well as any appropriate substitution of a different security for such Shares. Any such adjustment made by the Company shall be final and binding upon the Service Provider.
          (g) During the Escrow Term, Employee may not transfer, pledge or hypothecate any of the Shares held in the Escrow.
4.	The following legend shall be placed on the certificate representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO, AND ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE COMPANY’S EQUITY INCENTIVE PLAN AND A CERTAIN RESTRICTED STOCK AGREEMENT, DATED ENTERED INTO WITH THE REGISTERED HOLDER OF THIS CERTIFICATE.
     5. Upon the release of the Shares from the Escrow, the Service Provider agrees that any subsequent sale or transfer must be in compliance with all applicable federal and state securities laws, as determined in good faith by counsel for the Company.
     6. Upon the release of the Shares from the Escrow (or, in the event of a Code Section 83(b) election, at the time of grant), the Service Provider shall pay to the Company in cash all applicable federal, state and local taxes or other amounts which the Company is required to withhold with respect to the issuance or vesting of the Shares.

2

The Film Department Holdings, Inc. Equity Incentive Plan
     7. This Agreement and the issuance of the Shares hereunder are made pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Committee.
     8. All notices to the Company shall be given in writing and addressed to the Secretary of the Company and shall be deemed given and effective upon the occurrence of (a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient’s address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.
     IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Agreement as of the day and year first above written.

COMPANY

By:

Title:

SERVICE PROVIDER

3